UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 7, 2026

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2026, Dominion Energy, Inc. (Dominion Energy) entered into an amendment to its existing Sustainability Revolving Credit Agreement, dated as of June 9, 2021 (the Sustainability Credit Agreement), with Sumitomo Mitsui Banking Corporation, as administrative agent, and the other agents and lenders party thereto. The amendment, among other changes, extends the maturity date of the Sustainability Credit Agreement to April 7, 2029 and provides for Dominion Energy to request up to an additional two one-year extensions of the maturity date subject to certain conditions. The amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

Effective April 8, 2026, Dominion Energy, Virginia Electric and Power Company and Dominion Energy South Carolina, Inc., as borrowers under the Sixth Amended and Restated Revolving Credit Agreement, dated April 8, 2025 (the Core Revolving Credit Agreement), with JP Morgan Chase Bank, N.A., as administrative agent, and the other agents and lenders party thereto, received the consent of the lenders to extend the maturity date of the Core Revolving Credit Agreement to April 8, 2031.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1	Fourth Amendment, dated as of April 7, 2026, to the Sustainability Revolving Credit Agreement, dated as of June 9, 2021, among Dominion Energy, Inc., Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sustainability Coordinator, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia and The Toronto-Dominion Bank, New York Branch, as Joint Lead Arrangers and Joint Bookrunners, and the other lenders named therein.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ David M. McFarland
Name:	David M. McFarland
Title:	Senior Vice President – Investor Relations and Treasurer

Date: April 8, 2026